UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 15, 2013
                Date of Report: (Date of earliest event reported)


                              BullsNBears.com, Inc.
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

        0-50385                                           45-2282672
(Commission File Number)                       (IRS Employer Identification No.)

                         4731 W. Atlantic Ave. Suite B7
                             Delray Beach, FL 33445
              (Address of Principal Executive Offices and zip code)

                                 (561) 265-5657
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     As previously reported in Item 4.01 of Registrant's 8-K filed with the Securities and Exchange Commission on March 7, 2013, on February 21, 2013, the Registrant dismissed Stan J.H. Lee, CPA ("Lee") as its independent registered public accounting firm. The decision was approved by the Registrant's Board of Directors.

     The reports of Lee on the Registrant's financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except the report did contain an explanatory paragraph related to the Registrant's ability to continue as a going concern. During the Registrant's fiscal years ended December 31, 2011 and 2010, and the subsequent period through the date of this report, there were (i) no disagreements with Lee on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lee would have caused Lee to make reference to the subject matter of the disagreements in connection with its report, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant provided Lee with a copy of the disclosures made in this Current Report on Form 8-K and requested that Lee furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the Registrant's statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by Lee was included as Exhibit 16.1 to Registrant's 8-K filed on March 7, 2013.

     On March 7, 2013 the Registrant also reported in Item 40.1 of Form 8-K that they were engaging Anton & Chia, LLP as the Registrant's new independent registered public accounting firm, however in a subsequent board meeting the board decided not to proceed with the engagement of Anton & Chia, LLP.

     On March 15, 2013 the Registrant engaged MaloneBailey, LLP as the Registrant's new independent registered public accounting firm. The appointment of MaloneBailey, LLP was approved by the Registrant's Board of Directors. During our three (3) most recent fiscal periods ended December 31, 2012, 2011 and 2010 we did not consult with MaloneBailey, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and MaloneBailey, LLP did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BullsNBears.com, Inc.

Date: March 15, 2013


By: /s/ Nick Arroyo
   -----------------------------------
   Nick Arroyo
   President & Chief Executive Officer

                                       2